DELAWARE POOLED® TRUST

The Core Plus Fixed Income Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus
dated February 27, 2009

Effective June 30, 2009, the following replaces the biographical information in the section entitled, "Management of the Fund - Fund Officers and Portfolio Managers" for the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer - The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia. Early has managed The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio since May 2007.

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer - The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Paul Grillo is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm's Diversified Income products and has been influential in the growth and distribution of the firm's multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University. Grillo has managed The Intermediate Fixed Income Portfolio since February 2001, and The Core Plus Fixed Income and The Core Focus Fixed Income Portfolios since their inception.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, and The Core Plus Fixed Income Portfolio
Thomas H. Chow is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/ AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute. Chow has managed The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio since May 2007.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments - The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 as the head of the High Yield fixed income team, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth. Loome has managed The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio since August 2007.

The Portfolios' SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Portfolio securities.

Please keep this supplement for future reference.

This Supplement is dated July 7, 2009.